                                                                                        UNITED STATES
                                                                SECURITIES AND EXCHANGE COMMISSION

                                                                               Washington, D.C. 20549

                                                                                              FORM 8-K

                                                                                      CURRENT REPORT

                                                                     Pursuant to Section 13 or 15(d) of the
                                                                           Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported):  September 29, 2016

                                                                                    MACY'S, INC.

                                                                7 West Seventh Street, Cincinnati, Ohio 45202
                                                                                        (513) 579-7000

                                                                                                -and-

                                                               151 West 34th Street, New York, New York 10001
                                                                                        (212) 494-1602

Delaware (State of Incorporation)	1-13536 (Commission File Number)	13-3324058 (IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2016, the board of directors (the “Board”) of Macy's, Inc. (“Macy's”) amended and restated Macy's By-Laws (as so amended and restated, the “By-Laws”) to provide clarity on the notice provision for proxy access.

               Section 13(e)(ii) has been amended to clarify the specific requirements for timely delivery of a stockholder's Nomination Notice as follows:  to accept notice by personal delivery, overnight express courier or U.S. mail, postage, pre-paid, addressed to the Secretary;  by specifying that the “anniversary date” means the one-year anniversary date; by defining “close of business” for receipt of notice to mean 5:00 p.m. Eastern time on any calendar day, whether or not the day is a business day; and by defining “principal executive offices of the Company” to mean 7 West Seventh Street, Cincinnati, Ohio 45202.

The foregoing summary is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
3.1	Macy's, Inc. Amended and Restated By-Laws.

                                                                                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated:   September 30, 2016                      By:          /s/ Mary E. Talbott
                                                                                Name:   Mary E. Talbott
                                                                                Title:      Assistant Secretary

Index to Exhibits

Index Number	Description
3.1	Macy's, Inc. Amended and Restated By-Laws.